UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                 April 27, 2004

                Date of Report (Date of earliest event reported)



                              Eclipsys Corporation

             (Exact name of registrant as specified in its charter)


       Delaware                000-24539                    65-0632092
(State of Incorporation)  (Commission File Number)      (I.R.S. Employer
                                                      Identification Number)

                              1750 Clint Moore Road
                               Boca Raton, Florida
                                      33487
                    (Address of principal executive offices)

                                 (561) 322-4321
              (Registrant's telephone number, including area code)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99.1 - Press Release of Eclipsys Corporation dated April 27, 2004.



Item 12.     Results of Operations and Financial Condition.


On April 27, 2004, Eclipsys Corporation issued a press release announcing its first fiscal quarter ended March 31, 2004, financial results. The full text of Eclipsys Corporation's March 31, 2004 press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the Exhibit attached hereto shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            ECLIPSYS CORPORATION



Dated:  April 27, 2004                      /s/ Robert J. Colletti
                                            --------------------------

                                            Robert J. Colletti

                                            Senior Vice President and Chief
                                            Financial Officer

..

                                  EXHIBIT INDEX





Exhibit No.   Description
----------    -----------

99.1          Press release issued by Eclipsys Corporation dated April 27, 2004.